EXHIBIT 10.3
PORTIONS OF THIS EXHIBIT MARKED BY AN (***) HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.
February 8, 2008
Galileo International, L.L.C.
300 Galleria Parkway, N.W.
Atlanta, GA 30339
Re: First Amendment to Subscriber Services Agreement, dated as of July 23, 2007, between Galileo International, L.L.C., Galileo Nederland B.V. and Orbitz Worldwide, LLC (“Agreement”)
Ladies and Gentlemen:
This letter constitutes a First Amendment (“First Amendment”) to the Agreement referenced above. Capitalized terms used in this First Amendment and not otherwise defined shall be used as defined in the Agreement.
Effective November 19, 2007, Galileo and Orbitz hereby agree as follows:
1. Amendment to Custom Terms and Conditions Attachment (Galileo Services) — North America. Paragraph A of the “Productivity Program” section of the Custom Terms and Conditions Attachment (Galileo Services) — North America is deleted in its entirety and replaced by the following provision:
A.	Each month, Galileo will calculate the total number of net Segments made by the Orbitz Domestic Agencies through the Galileo Services during the prior month. For each Segment made by the entities specified below, and subject to the AirTran Section and jetBlue Section below, Galileo will credit Subscriber the respective Segment Incentive set forth below:

Entity	Segment Incentive

Orbitz	(***)
Cheaptickets	(***)
TFB	(***)
Lodging	(***)
Neat	(***)
2. Amendment to Custom Terms and Conditions Attachment (Galileo Services) — North America. The following provision is added to the Custom Terms and Conditions Attachment (Galileo Services) — North America:
JETBLUE

For U.S. points-of-sale bookings made on jetBlue by Orbitz Domestic Agencies using Galileo Services, each month, Galileo will calculate the total number of net jetBlue segments made by the Orbitz Domestic Agencies through the Galileo Services during the prior month. For each such jetBlue segment, Galileo will credit Subscriber a Segment Incentive in the amount of (***), and Subscriber will not be charged a (***).

3.	Amendment to Custom Terms and Conditions Attachment (Worldspan Services). Paragraph A of the “Productivity Program” section of the Custom Terms and Conditions Attachment (Worldspan Services) is deleted in its entirety and replaced by the following provision:
A.	Each month, Galileo will calculate the total number of net Segments made by the Orbitz Domestic Agencies through the Worldspan Services during the prior month. For each Segment made by such Orbitz Domestic Agencies, Galileo will credit Subscriber a Segment Incentive in the amount of (***). Further, for U.S. points-of-sale bookings made on jetBlue, each month, Galileo will calculate the total number of net jetBlue segments made by such Orbitz Domestic Agencies during the prior month. For each such jetBlue segment, Galileo will credit Subscriber a Segment Incentive in the amount of (***) and Subscriber will not be charged a (***).
4. General. This Amendment shall be binding upon and inure to the benefit of and be enforceable by the Parties hereto or their successors in interest, except as expressly provided in the Agreement. Each Party to this Amendment agrees that, other than as expressly set out in this Amendment, nothing in this Amendment is intended to alter the rights, duties and obligations of the Parties under the Agreement, which shall remain in full force and effect as amended hereby. In the event of a conflict between the terms and conditions of this First Amendment and the terms and conditions of the Agreement, the terms and conditions of this First Amendment shall govern. This First Amendment may be executed by the Parties in separate counterparts and each counterpart shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument.
The Parties have caused this First Amendment to be executed by the signatures of their respective authorized representatives.

Orbitz Worldwide, LLC		Galileo International, L.L.C.

/s/ Seth A. Brody		/s/ Kevin W. Mooney

Name:	Seth A. Brody	Name:	Kevin W. Mooney

Title:	GVP, Americas Business Operations	Title:	Chief Commercial Officer

Date:	3/6/08	Date:	3/6/08

Galileo Nederland B.V.

Name:

Title:

Date:

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